Vision Money Market Fund
Vision Treasury Money Market Fund
(Portfolios of Vision Group of Funds, Inc.)
Supplement to Prospectus dated June 30, 1997

Effective May 1, 1998, the existing shares of Vision Money Market Fund and Vision Treasury Money Market Fund (each a "Fund" and together the "Funds") will be named Class A Shares. In addition, a new class of shares, Class S Shares, will be added to each Fund. Class S Shares will be available primarily to customers who purchase shares through cash management services, such as a sweep account offered by the Funds' investment adviser, Manufacturers and Traders Trust Company, any of its affiliates and certain other financial service organizations, such as banks or broker-dealers.

Class A Shares and Class S Shares will be subject to certain of the same expenses. Class A Shares of the Funds are sold without a Rule 12b-1 Plan, but are subject to a maximum shareholder servicing fee of 0.25%. Class S Shares will be sold with a Rule 12b-1 Plan fee of 0.25%, as well as a shareholder servicing fee, although there is no present intention that a shareholder servicing fee will be accrued or paid by Class S Shares. Expense differences between classes may affect the performance of each class of shares.

Shareholders of Class S Shares may only exchange between portfolios of the Vision Group of Funds, Inc. which offer Class S Shares. Presently, the only portfolios in the Vision Group of Funds, Inc. which offer Class S Shares are the Funds.

Shareholders in each Fund will generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares.

In addition, for shareholders in the Buffalo area, the telephone number to contact the Funds has been changed to (716) 635-9368.



                                                                     May 1, 1998

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     Cusip 92830F307
     Cusip 92830F109
     G00996-06 (5/98)         MTC804075(5/98)
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